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                                                          Exhibit 21

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                                                           SUBSIDIARIES

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                                                      STATE OF
                 SUBSIDIARY                         INCORPORATION                             DBA
                                                   OR ORGANIZATION
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
BKCAP Corporation                                Delaware                      Burger King restaurant
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BKCAP, LLC                                       Delaware                      Burger King restaurant
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BKCN Corporation                                 Delaware                      Burger King restaurant
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BKCN, LLC                                        Delaware                      Burger King restaurant
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Bravokilo, Inc.                                  Indiana                       Burger King restaurant
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Chili's Of Christiana, Inc.                      Delaware                      Chili's restaurant
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Chili's Of Mount Laurel, Inc.                    New Jersey                    Chili's restaurant
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Full Service Dining, Inc.                        Indiana                       Spageddie's restaurant
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GAGHC, Inc.                                      Delaware                      Grady's American Grill restaurant
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GAGLC, Inc.                                      Texas                         Grady's American Grill restaurant
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Grady's American Grill Restaurant Corporation    Indiana                       Grady's American Grill restaurant
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Grady's American Grill, L.P.                     Texas                         Grady's American Grill restaurant
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Grady's, Inc.                                    Tennessee                     Grady's American Grill restaurant
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GRAYCAP Corporation                              Delaware                      Chili's restaurant
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GRAYCAP, LLC                                     Delaware                      Chili's restaurant
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GRAYCN Corporation                               Delaware                      Chili's restaurant
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GRAYCN, LLC                                      Delaware                      Chili's restaurant
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Grayling Corporation                             Delaware                      Chili's restaurant
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Grayling Management Corporation                  Virginia                      Chili's restaurant
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Southwest Dining, Inc.                           Indiana                       Chili's restaurant
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SWCAP Corporation                                Delaware                      Chili's restaurant
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SWCAP, LLC                                       Delaware                      Chili's restaurant
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SWCN Corporation                                 Delaware                      Chili's restaurant
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SWCN, LLC                                        Delaware                      Chili's restaurant
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Tri-State Construction Co. Inc.                  Indiana                       Tri-State Construction Co., Inc.
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